UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 14, 2016
(Date of earliest event reported)
Native American Energy Group, Inc.
(Exact name of registrant as specified in its charter)

DE	000-54088	65-0777304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

61-43 186th Street Suite 507	11365
(Address of principal executive offices)	(Zip Code)
(718) 408-2323
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Native American Energy Group, Inc. corrected and replaced its release issued on April 13, 2016 - “Native American Energy Group Announces Transfer Agent Change” due to multiple revisions to the “Effective Date” in the first and bottom section. The corrected release reads: CORRECTION - Native American Energy Group Announces Transfer Agent Change.

Native American Energy Group, Inc. changed its transfer agent for NAGP common stock from Pacific Stock Transfer Company to Manhattan Transfer Registrar Company ("Manhattan"), effective, April 25, 2016 (the “Effective Date”), with its current address at 57 Eastwood Rd, Miller Place, NY 11764. Registered stockholder accounts will be transferred automatically to Manhattan Transfer Registrar Co. without interruption in service. No action is required by stockholders. A copy of the Company's press release to its stockholders is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Press Release of Native American Energy Group, Inc. dated April 14, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2016	Native American Energy Group, Inc. By: /s/ Richard Ross Richard Ross Chief Communications Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Native American Energy Group, Inc. dated April 14, 2016